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                                                                   EXHIBIT 10.33

                                SYNON CORPORATION
                          NOTICE OF STOCK OPTION GRANT


Richard H. Goldberg
766 Old Quarry Rd. S.
Larkspur, CA 94939

You have been granted an option to purchase Common Stock of Synon Corporation (the "Company") as follows:

         TYPE OF OPTION:                             NONSTATUTORY STOCK OPTION

         NUMBER OF SHARES GRANTED:                   500,000

         OPTION PRICE PER SHARE:                     $1.43

         TOTAL PRICE OF SHARES GRANTED:              $715,000

         DATE OF GRANT:                              OCTOBER 1, 1992

         TERM/EXPIRATION DATE:                       OCTOBER 1, 2002

         EXERCISE AND VESTING SCHEDULE:

           This option may be exercised, in whole or in part, in accordance with the Vesting Schedule set forth below.

           DATE OF VESTING:                            OCTOBER 1, 1993

           NUMBER OF SHARES:                           100,000

           FOR EACH OF THE 48 MONTHS FOLLOWING
           OCTOBER 1, 1993:                            1.667% OF 500,000

           In addition, (i) upon any Change of Control of Synon Corporation (as defined herein) or initial public offering by Synon Corporation, whichever occurs first, 50% of any unvested shares will vest automatically and any of the then remaining unvested options will vest monthly in equal increments over the balance of the two year vesting period and (ii) if your employment is involuntarily terminated or Constructively Terminated (as defined herein) within twelve (12) months after a Change of Control (it being the intention that you will agree to remain employed for at least one year following a "Change of Control"), then your option shall be accelerated to become immediately exercisable for 100% of the total number of unvested shares subject thereto.

           For purposes of the foregoing, a "Change of Control of Synon" shall be deemed to have occurred if (i) Synon sells or otherwise disposes of all or substantially all of its assets; (ii) there is a merger or consolidation of Synon with any other corporation

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           or corporations, provided that the shareholders of Synon, as a group, do not hold, immediately after such event, at least 50% of the voting power of the surviving or successor corporation; (iii) any person or entity, including any "person" as such term is used in Section 13(d)
           (3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") becomes the "beneficial owner" (as defined in the Exchange Act) of Common Stock of Synon representing 50% or more of the combined voting power of the voting securities of Synon (exclusive of persons who are now officers of directors of Synon).

           For purposes of the foregoing, your employment with Synon shall be deemed to have been "Constructively Terminated" if there shall occur
           (i) a material reduction in salary or benefit (taken as a whole),
           (ii) a material change in responsibility, or (iii) a requirement to relocate, except for office relocations that would not increase your one-way commute by more than 50 miles.

         TERMINATION PERIOD:

           Options may only be exercised while you are an Employee of the Company except as set out in Sections 7 and 8 of the Stock Option Agreement (but in no event later than the Expiration Date); provided, however, that upon termination of your employment with the Company, the Administrator may, in its sole discretion, permit you to exercise the Option, to the extent already exercisable, during a period ending on the earlier of 30 days after such termination of employment and the date the Option expires in accordance with its terms.

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 1990 Stock Option Plan and the Incentive/Nonstatutory Stock Option Agreement, all of which are attached and made a part of this document.



     OPTIONEE:                             SYNON CORPORATION


     /s/ RICHARD H. GOLDBERG               By: /s/ PAUL K. WILDE
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             Signature                        Paul K. Wilde
                                              Chief Financial Officer

         Richard H. Goldberg
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